UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2019

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

None

(Title of class)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

December 19, 2019, NN, Inc., a Delaware corporation (the “Company”), certain Company subsidiaries named therein, Truist Bank, as successor by merger to SunTrust Bank (“Truist”), JPMorgan Chase Bank, N.A., KeyBank National Association (“KeyBank”) and HomeTrust Bank entered into that certain Amendment No. 8 to the Amended and Restated Credit Agreement (the “Amendment”), which amended the Company’s existing amended and restated credit agreement, dated as of September 30, 2016, by and among the Company, KeyBank, and Truist and the lenders from time to time party thereto (as amended, the “Amended and Restated Credit Agreement”).

The Amendment (i) extended the maturity date of the revolving credit facility and the term facility to July 20, 2022 and October 19, 2022, respectively, except with respect to $10,000,000 of incremental term loans, which shall continue to mature on April 3, 2021 (the “Non-Extended Debt”), (ii) reduced availability under the Company’s revolving credit facility to $75 million, (iii) increased the applicable borrowing rate by fifty basis points, except with respect to the Non-Extended Debt, (iv) extended and reduced the consolidated net leverage ratio, (v) reduced certain baskets contained within the negative covenants, and (vi) restated the Amended and Restated Credit Agreement, as amended previously, in its entirety.

The foregoing summary is qualified in its entirety by reference to the full text of the Amendment, which is included as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K above is incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

On December 19, 2019, the Company issued a press release, a copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 8 to Amended and Restated Credit Agreement, dated as of December 19, 2019, by and among NN, Inc., certain NN, Inc. subsidiaries named therein, Truist Bank, JPMorgan Chase Bank, N.A., KeyBank National Association and HomeTrust Bank

99.1	Press Release issued by NN, Inc. dated December 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2019

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President, General Counsel